UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  September 8, 2006
                                                 -------------------------------


         STRATS(SM) Trust For News Corporation Securities, Series 2006-4
--------------------------------------------------------------------------------
                         (Exact name of issuing entity)


                    Synthetic Fixed-Income Securities, Inc.
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         (Exact name of depositor as specified in its charter)


                    Synthetic Fixed-Income Securities, Inc.
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           (Exact name of sponsor as specified in its charter)


        Delaware                 333-131889                  52-2316339
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 (State or other            (Commission File Number           (IRS Employer
  jurisdiction                  of depositor)                 Identification
 of incorporation                                            No. of depositor)
 of depositor)


One Wachovia Center
301 S. College St. 30th Floor, Charlotte, North Carolina        28288
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(Address of principal executive offices of depositor)    (Zip Code of depositor)



Depositor's telephone number, including area code  (704) 374-6611
                                                  ------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

     On September 8, 2006, Synthetic Fixed-Income Securities, Inc. (the "Depositor") caused the issuance, pursuant to a Base Trust Agreement, dated as of September 8, 2006 (the "Base Trust Agreement"), as supplemented by a Series Supplement, dated as of September 8, 2006 (the "Series Supplement" and together with the Base Trust Agreement, the "Trust Agreement"), by and between the Depositor, as depositor, and U.S. Bank Trust National Association, as trustee, of the Fixed Rate Structured Repackaged Asset-Backed Trust Securities (STRATSSM) Callable Class A-1 Certificates and Class A-2 Certificates, Series 2006-4 (the "Certificates"). The Class A-1 Certificates, having an aggregate initial principal amount of $33,000,000, were sold to Wachovia Capital Markets, LLC and RBC Dain Raucher Inc. (collectively with Wachovia Capital Markets, LLC, the "Underwriters"), pursuant to an Underwriting Agreement, dated September 8, 2006, by and between the Depositor and the Underwriters.

     The Class A-2 Certificates, having an aggregate initial notional amount of $33,000,000 were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

     The Call Warrants, evidencing call options with respect to the Underlying Securities, were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act.

     Attached as exhibits are certain agreements that were executed and delivered in connection with the issuance of the Certificates.

Item 9.01. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit 1 Underwriting Agreement, dated September 8, 2006, by and between Synthetic Fixed-Income Securities, Inc., as depositor and Wachovia Capital Markets, LLC and RBC Dain Raucher Inc. (collectively with Wachovia Capital Markets, LLC, the "Underwriters") as underwriters.

Exhibit 4.1 Trust Agreement, dated as of September 8, 2006, by and among Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee.

Exhibit 4.2 Trust Supplement, dated as of September 8, 2006, by and among Synthetic Fixed-Income Securities, Inc., as depositor, and U.S. Bank Trust National Association, as trustee.

Exhibit 10.1 Warrant Agent Agreement, dated as of September 8, 2006, by and among Synthetic Fixed-Income Securities, Inc., as Trustor, and U.S. Bank Trust National Association, as Warrant Agent.

Exhibit 10.2    Call Warrant Agreement, dated as of September 8, 2006,

            Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: September 22, 2006               SYNTHETIC FIXED-INCOME SECURITIES, INC.



                                       By:  /s/ James Whang
                                          --------------------------------------
                                          Name:   James Whang
                                          Title:  Managing Director

                                INDEX TO EXHIBITS
                                -----------------

 Item 601(a) of
Regulation S-K                                                    Paper (P) or
  Exhibit No.                   Description                      Electronic (E)
  -----------                   -----------                      ---------------

1                               Underwriting Agreement, dated               (E)
                                September 8, 2006, by and between
                                Synthetic Fixed-Income Securities,
                                Inc., as depositor and Wachovia
                                Capital Markets, LLC and RBC Dain
                                Raucher Inc. (collectively with
                                Wachovia Capital Markets, LLC, the
                                "Underwriters") as underwriters.

4.1                             Trust Agreement, dated as of                (E)
                                September 8, 2006, by and among
                                Synthetic Fixed-Income Securities,
                                Inc., as depositor, and U.S. Bank
                                Trust National Association, as
                                trustee.

4.2                             Trust Supplement, dated as of               (E)
                                September 8, 2006, by and among
                                Synthetic Fixed-Income Securities,
                                Inc., as depositor, and U.S. Bank
                                Trust National Association, as
                                trustee.

10.1                            Warrant Agent Agreement, dated as of        (E)
                                September 8, 2006, by and among
                                Synthetic Fixed-Income Securities,
                                Inc., as Trustor, and U.S. Bank Trust
                                National Association, as Warrant
                                Agent.

10.2                            Call Warrant Agreement, dated as of         (E)
                                September 8, 2006